UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2007
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 — Other Events
On May 30, 2007, Lear Corporation (the “Company”) submitted a letter to the Court of Chancery of the State of Delaware in and for New Castle County (the “Court”) in response to a request by the Court for an update on the Company’s ongoing discussions with third parties regarding a potential competing proposal for the Company. As disclosed in the letter, the Company is no longer engaged in discussions with any parties regarding a competing proposal. The letter to the Court is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Letter dated May 30, 2007 from Lear Corporation to the Court of Chancery of the State of Delaware in and for New Castle County

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: May 31, 2007	By:	/s/ Shari Burgess
		Name:	Shari Burgess
		Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter dated May 30, 2007 from Lear Corporation to the Court of Chancery of the State of Delaware in and for New Castle County

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